

PLUMAS BANCORP

ACQUISITION OF CORNERSTONE COMMUNITY BANCORP

JANUARY 29, 2025

PLUMAS BANCORP

Forward Looking Statements Disclaimer

Additional Information About the Proposed Transaction and Where to Find It

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Investors and security holders are urged to carefully review and consider each of Plumas's public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its Proxy Statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. The documents filed by Plumas with the SEC may be obtained free of charge at Plumas's website at www.plumasbank.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from Plumas by requesting them in writing to Plumas Bancorp, 5050 Meadowood Mall Circle, Reno Nevada 89502; Attention: Shareholder Relations, or by telephone at (775) 786-0907.

Plumas intends to file a registration statement on Form S-4 with the SEC which will include a proxy statement/prospectus which will be distributed to the shareholders of Cornerstone in connection with their vote on the Transaction. Before making any voting or investment decision, investors and security holders of Cornerstone are urged to carefully read the entire proxy statement/prospectus, when it becomes available, as well as any amendments or supplements, because it will contain important information about the proposed Transaction. Investors and security holders will be able to obtain the proxy statement/prospectus free of charge from the SEC's website or from Plumas by writing to the address provided in the preceding paragraph.

The directors, executive officers and certain other members of management and employees at Cornerstone may be deemed participants in the solicitation of proxies in favor of the Transaction. Information about the directors and executive officers of Cornerstone will be included in the proxy statement/prospectus regarding the proposed transaction. Information regarding the Plumas's directors and executive officers is available in Plumas's definitive proxy statement for its 2024 annual meeting of shareholders filed with the SEC on April 4, 2024, which is available free of charge from Plumas upon request as described above.

Forward-Looking Statements

This presentation contains forward-looking statements regarding Plumas Bancorp ("Plumas"), Cornerstone Community Bancorp ("Cornerstone") and the combined company and the proposed merger that are forward-looking statements subject to the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include but are not limited to plans, expectations, projections and statements about the benefits of the proposed merger, the timing of completion of the merger, and other statements that are not historical facts. Forward-looking statements involve risks and uncertainties that are difficult to predict. Factors that could cause or contribute to results differing from those in or implied in the forward-looking statements include but are not limited to the occurrence of any event, change or other circumstances that could give rise to the right of Plumas or Cornerstone to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against Plumas or Cornerstone; delays in completing the merger; the failure to obtain necessary regulatory approvals (and the risk that such approvals impose conditions that could adversely affect the combined company or the expected benefits of the merger); the failure of Cornerstone to obtain shareholder approval or Plumas or Cornerstone to satisfy any of the other conditions to the merger on a timely basis or at all; the ability to complete the merger and integration of Plumas and Cornerstone successfully; costs being greater than anticipated; cost savings being less than anticipated; changes in economic conditions; the risk that the merger disrupts the business of the Plumas, Cornerstone or both; difficulties in retaining senior management, employees or customers; and other factors that may affect the future results of Plumas or Cornerstone. Further information regarding Plumas's risk factors is contained in Plumas's filings with the Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2023. Any forward-looking statement made in this presentation speaks only as of the date on which it is made. Neither Plumas nor Cornerstone undertake any obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

PLUMAS BANCORP

Transaction Highlights

Strategic Rationale	Strong cultural fit with a talented staff Combines two highly-regarded banks to better serve our customers and communities Continues to build a powerful regional franchise with best-in-class operating metrics
Growth Opportunity	Logical geographic fit along the I-5 corridor Enhances operational leverage and geographic reach Increases scale to better compete in highly-competitive banking environment
Financially Attractive	More than $2.3 billion in total assets at close Immediately accretive to estimated EPS (9% in 2025 and 23% in 2026) Greater than 20% internal rate of return

PLUMAS BANCORP

Cornerstone Overview

Company Overview

- Headquartered in Red Bluff, California, Cornerstone Community Bancorp is the bank holding company for Cornerstone Community Bank
- Cornerstone was founded in 2006 and operates four branches in the Northern California counties of Shasta and Tehama
- Cornerstone has a deep connection with the communities they serve and an impressive track record of contributing to the success of their local economies



Downtown Redding Branch
Deposits: $85,076
Redding Branch
Deposits: $274,811
Anderson Branch
Deposits: $31,547
Red Bluff Branch
Deposits: $204,495

Financial Snapshot(1)

Assets:	$658 million
Deposits:	$584 million
Loans:	$499 million
Equity:	$42 million
TCE/TA:	**6.46%**
ROAA:	**1.01%**
ROAE:	**16.14%**
NIM:	**3.23%**
Efficiency:	**58%**

Note: Branch deposit data shown in $000's as of June 30, 2024, per S&P Capital IQ Pro
(1) Data shown MRQ as of December 31, 2024



Pro Forma Franchise Overview



PLBC (15)
CRSB (4)

PLUMAS BANCORP

Projected Balance Sheet Highlights at Close

$2.3B	$2.0B	$1.5B	8.0%	13.6%
Total Assets	Total Deposits	Total Loans	TCE Ratio	TRBC Ratio

Deposit Market Share

Shasta County[1]

Rank	Company Name	2024 Deposits ($000)	Deposit Mkt. Share (%)
1	TriCo Bancshares	1,077,520	23.75
2	Bank of America Corp.	714,685	15.75
3	U.S. Bancorp	541,426	11.93
	Pro Forma	**507,748**	**11.19**
4	Columbia Banking System Inc.	501,116	11.04
5	JPMorgan Chase & Co.	446,916	9.85
6	Wells Fargo & Co.	440,854	9.72
7	Cornerstone Community Bancorp	391,434	8.63
8	Five Star Bancorp	191,128	4.21
9	Plumas Bancorp	116,314	2.56
10	Golden Valley Bancshares Inc.	44,365	0.98

Tehama County[1]

Rank	Company Name	2024 Deposits ($000)	Deposit Mkt. Share (%)
	Pro Forma	**204,495**	**19.81**
1	Cornerstone Community Bancorp	204,495	19.81
2	U.S. Bancorp	181,875	17.62
3	Columbia Banking System Inc.	170,880	16.56
4	Wells Fargo & Co.	167,085	16.19
5	Banner Corp.	124,534	12.07
6	Mechanics Bank	75,780	7.34
7	JPMorgan Chase & Co.	69,744	6.76
8	TriCo Bancshares	37,630	3.65

Source: S&P Capital IQ Pro
(1) Data shown as of June 30, 2024

PLUMAS BANCORP

Pro Forma Loan Composition


1-4 Family
1.1%
Consumer & Other
10.6%
C&I
5.3%
Agricultural & Farm
11.7%
C&D
7.6%
CRE & Multifamily
63.7%
PLUMAS BANCORP

Total Loans: $1,015,424
Yield on Loans: 6.22%


1-4 Family
7.3%
Consumer & Other
(0.0%)
C&I
24.3%
Agricultural & Farm
6.4%
C&D
4.4%
CRE & Multifamily
57.7%
CORNERSTONE

Total Loans: $498,863
Yield on Loans: 5.44%


1-4 Family
3.2%
Consumer & Other
7.1%
C&I
11.5%
Agricultural & Farm
9.9%
C&D
6.6%
CRE & Multifamily
61.7%
PLUMAS BANCORP
CORNERSTONE

Total Loans: $1,514,287
Yield on Loans: 5.96%

Note: Pro forma composition excludes purchase accounting and other merger related adjustments; Dollars shown in thousands; Loan yields shown as of the quarter ended December 31, 2024

PLUMAS BANCORP

Pro Forma Deposit Composition



Time
6.9%
Non-Interest
Bearing
51.0%
PLUMAS
BANCORP
Savings
22.6%
Money Market
19.5%

Total Deposits: $1,371,101
Cost of Deposits: 0.53%



Non-Interest
Bearing
15.3%
CORNERSTONE
Time
25.6%
Money Market
55.4%
Savings
3.7%

Total Deposits: $584,269
Cost of Deposits: 2.48%



Time
12.5%
Non-Interest
Bearing
40.3%
PLUMAS
BANCORP
CORNERSTONE
Savings
17.0%
Money Market
30.2%

Total Deposits: $1,955,370
Cost of Deposits: 1.12%

Note: Pro forma composition excludes purchase accounting and other merger related adjustments; Dollars shown in thousands; Cost of deposits shown as of the quarter ended December 31, 2024



Pro Forma Financial Impact

Financial Impact	
GAAP Metrics	**Excluding Rate Marks**[1]
23% 2026 EPS Accretion	**10%** 2026 EPS Accretion
(13%) TBV Dilution at close	**(4%)** TBV Dilution at close
<3 years TBVPS Earnback	**<2 years** TBVPS Earnback

Robust Capital
Capital Ratios at Closing
8.0% TCE/TA
9.2% Tier 1 Leverage Ratio
13.6% Total Risk-Based Capital Ratio

PLUMAS BANCORP

(1) Excludes impact of loan interest rate mark and subordinated debt interest rate mark



Transaction Structure & Terms

Structure & Exchange Ratio	• Mix of cash and stock • Each share of CRSB common stock will be exchanged for 0.6608 shares of PLBC common stock and $9.75 in cash • Pro forma ownership: ~86% PLBC | ~14% CRSB
Transaction Value[1]	• $41.31 per share • Aggregate consideration: $64.6 million
Implied Transaction Metrics	• P/TBVPS: 146% • P/TBVPS Excl. AOCI: 119% • P/MRQ EPS: 9.3x • Core Deposit Premium: 4.9% • Pay-to-Trade ratio: 0.89x[2]
Board Representation & Management	• Agreements in place for CRSB CEO and others to join PLBC's senior mangagement team • One director from CRSB will be appointed to the PLBC board

Diligence & Timing	• Comprehensive due diligence process
	  – Internal credit review
	  – Detailed review of cost structure, growth strategy, human capital, and business operations
	  – Thorough review of all regualtory, compliance, legal, and operational risk
	  – Identification of potential revenue synergies
	• Expected closing in the second half of 2025

PLUMAS BANCORP

(1) Based on PLBC closing price of $47.76 on January 28, 2025
(2) Pay-to-trade calculated as transaction tangible book value multiple divided by the buyer's standalone tangible book value multiple



Key Transaction Assumptions

Earnings	• PLBC earnings per street consensus • CRSB earnings per management estimates
Cost Savings & Merger Costs	• Estimated cost savings of approximately 25% of CRSB's annual operating expense • 50% phase-in during 2025 and 100% in 2026 and thereafter • $8.2 million of pre-tax one-time merger expenses

Credit	• Loan credit mark down of $7.7 million or 1.50% of CRSB loans
	  • 90% non-PCD | 10% PCD
	  • Non-PCD loans accreted over 4 years
	  • Day 2 CECL reserve equal to 1.0x Non-PCD credit mark

Rate Marks	• Loan interest rate mark down of $15.5 million accreted over 4 years • After-tax AOCI of $9.7 million accreted over 5 years • Subordinated debt rate mark down of $0.6 million accreted over 1.3 years
Intangibles	• Core Deposit Intangible of 3.00% of CRSB's core deposits; amortized over 10 years using sum-of-years-digits method

PLUMAS BANCORP



Recent Expansion Strategy



Apr '16
Opened LPO
Klamath Falls, OR
Jul '15
Purchased Rabo Bank's
Redding Branch
Jan '25
Acquisition of
Cornerstone
Community
Bancorp
April '23
Opened Chico Branch
Dec '15
Opened
Reno Branch
Oct '18
Purchased
Mutual of
Omaha Bank's
Carson City
Branch
July '21
Acquired Bank
of Feather
River
PLBC (15)
CRSB (4)

PLUMAS BANCORP



Summary


PLUMAS
BANK

- Compelling strategic transaction
- Strong cultural fit
- Better leverages existing human capital
- Comparable lending profiles in Northern California
- Enhanced scale and growth opportunities
- Attractive pro forma loan and deposit mix
- Favorable financial metrics
- Low cost and sticky core-deposits will be highly valued
- Improved weighting in the Russell 2000 index

PLUMAS BANCORP